SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2006

CENTRAL VALLEY COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

California	000-31977	77-0539125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Pollasky Avenue, Clovis, California		93612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (559) 298-1775

(Former Name or Former Address, if Changed Since Last Report)          Not Applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other events

On May 18, 2006, Central Valley Community Bancorp (the Company ) issued a press release announcing the addition of David A. Kinross as the new Chief Financial Officer (CFO) for the Company and Central Valley Community Bank, the sole subsidiary of the Company.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1            Central Valley Community Bancorp press release dated May 18, 2006 announcing the addition of David A. Kinross as the new Chief Financial Officer (CFO) for the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Valley Community Bancorp

Date: May 18, 2006	By:	/s/ Daniel J. Doyle
Name: Daniel J. Doyle
Title: President and Chief Executive Officer (principal executive officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Central Valley Community Bancorp press release dated May 18, 2006 announcing the addition of David A. Kinross as the new Chief Financial Officer (CFO) for the Company.